UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive.
Suite C
El Cajon, CA	92020
(Address of principal executive offices)	(Zip code)

CT Corporation System
155 Federal St., Suite 700,
Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.

Item 1. Reports to Stockholders.

Annual Report
May 31, 2017
Ticker TSCVX

Triad Small Cap Value Fund
Annual Letter
As of May 31, 2017

Dear Fellow Shareholders,

We are pleased to write to you in our annual Triad Small-Cap Value Fund letter for the year ended May 31, 2017.

Our results for the year ended May 31, 2017 were 3.73%, below the 20.36% return of the benchmark Russell 2000 Index. Since inception on June 29, 2015 through May 31, 2017, the Fund had an average annualized return of -4.12% while the benchmark Russell 2000 Index had an average annualized return of 6.56% over the same period.

Contributing positively to results were Colfax Corp., Sotheby’s and Esterline Technologies. Colfax is beginning to emerge from a deep recession in its energy-dependent business segments, and an earnings rebound is taking hold. Sotheby’s has benefited from new management’s aggressive steps to improve the core art auction business, including higher commission rates and lower expenses. Esterline is also seeing the fruits of a multiyear process of integrating numerous acquisitions made over many years, with the result of lower expenses and higher earnings.

Negative contributors included Sears Holdings, Diamond Offshore Drilling and Fossil Group. Sears continues to suffer from weak store traffic amid a tough bricks and mortar retail environment. While the company has raised funds from closing and selling stores while reducing expenses, it so far hasn’t offset the operating losses. Diamond Offshore has been impacted by the steep decline in offshore drilling for oil due to the significant multiyear decline in oil prices. We expect an eventual rebound, but it appears to be a few more years away. Fossil results have been weakened lately by the rollout of connected devices such as Apple Watch and other competitors. We expect eventual category growth and new product rollouts to improve sales and earnings over the next few years.

When we launched the Fund we knew the marketing challenges would be significant. Many investors increasingly prefer “passive” index funds instead of actively managed funds such as ours. As well, we didn’t have broad distribution within large custodians such as Fidelity or Charles Schwab, forcing us to use word of mouth to grow our asset base. Ultimately we didn’t attract enough assets into the Fund, and since inception have been supporting the significant fund expenses with our own resources.

After two years of efforts, and not enough asset flows into the Fund, we have decided to close the Fund effective June 23, 2017.

2017 Annual Report 1

We appreciate your support during our tenure managing the Fund. And we wish each of you much success in future investment endeavors.

Best regards,

John Heldman, CFA Partner | Portfolio Manager Triad Investment Management, LLC Adviser to the Triad Small Cap Value Fund	David Hutchison, CFA Partner | Portfolio Manager Triad Investment Management, LLC Adviser to the Triad Small Cap Value Fund

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling 1-888-501-1036. An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. The Russell 2000® Index (whose composition is different from the Fund) measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Fund’s principal underwriter is Rafferty Capital Markets, LLC.

2017 Annual Report 2

TRIAD SMALL CAP VALUE FUND (Unaudited)

PERFORMANCE INFORMATION

May 31, 2017 NAV $9.17

AVERAGE ANNUAL TOTAL RETURNS AS OF MAY 31, 2017

		Since
	1 Year(A)	Inception(A)
Triad Small Cap Value Fund	3.73%	-4.12%
Russell 2000® Index (B)	20.36%	6.56%

Annual Fund Operating Expense Ratio (from 9/28/16 Prospectus): 1.50%

(A)1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The Triad Small Cap Value Fund commenced operations on June 29, 2015.

(B)The Russell 2000® Index (whose composition is different from the Fund) measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index and it represents approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. Investors cannot invest directly in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-501-1036. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THE FUND'S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2017 Annual Report 3

TRIAD SMALL CAP VALUE FUND (Unaudited)

Triad Small Cap Value Fund by Sectors (as a percentage of Net Assets)

                                     *Net Cash represents cash and other assets less liabilities.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines

Triad Investment Management, LLC, the Fund’s investment adviser (“Adviser”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.triadmutualfunds.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent period ended June 30th, is available without charge, upon request, by calling our toll free number (1-888-501-1036). This information is also available on the SEC’s website at http://www.sec.gov.

2017 Annual Report 4

Disclosure of Expenses
(Unaudited)

Shareholders of this Fund incur ongoing costs consisting of management fees and service fees. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. Additionally, your account will be indirectly subject to the expenses of the underlying funds. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on December 1, 2016 and held through May 31, 2017.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or the charges assessed by Mutual Shareholder Services, LLC as described above and expenses of underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	December 1, 2016
	December 1, 2016	May 31, 2017	to May 31, 2017

Actual	$1,000.00	$951.24	$7.30

Hypothetical	$1,000.00	$1,017.45	$7.54
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period)

2017 Annual Report 5

Triad Small Cap Value Fund
		Schedule of Investments
			May 31, 2017
Shares		Fair Value	% of Net Assets

COMMON STOCKS

Cable & Other Pay Television Services
448	AMC Networks Inc. *	$23,735	2.94%
Concrete, Gypsum & Plaster Products
737	USG Corporation *	20,960	2.59%
Construction Machinery & Equipment
600	Douglas Dynamics, Inc.	18,270	2.26%
Construction - Special Trade Contractors
753	Chicago Bridge & Iron Company N.V. (Netherlands)	14,247	1.76%
Drawing & Insulating of Nonferrous Wire
290	Belden Inc.	20,590	2.55%
Drilling Oil & Gas Wells
692	Diamond Offshore Drilling, Inc. *	7,993	0.99%
Fabricated Plate Work (Boiler Shops)
693	Chart Industries, Inc. *	23,805	2.95%
Fabricated Structural Metal Products
405	Proto Labs, Inc. *	25,920	3.21%
Footwear, (No Rubber)
2,610	Iconix Brand Group, Inc. *	15,634	1.93%
Industrial Instruments For Measurement, Display, And Control
250	Esterline Technologies Corporation *	24,362	3.01%
Investment Advice
381	Eaton Vance Corp.	17,743	2.20%
Land Subdividers & Developers (No Cemeteries)
1,921	The St. Joe Company *	33,906	4.20%
Miscellaneous Chemical Products
2,499	Platform Specialty Products Corporation *	31,188	3.86%
Miscellaneous Industrial & Commercial Machinery & Equipment
602	Actuant Corporation - Class A	15,622	1.93%
Motor Vehicle Parts & Accessories
209	LCI Industries	18,601	2.30%
Motors & Generators
437	Generac Holdings Inc. *	15,142	1.87%
Plastics Products, NEC
534	Armstrong World Industries, Inc. *	22,241	2.75%
Pumps & Pumping Equipment
609	Colfax Corporation *	24,701	3.06%
Real Estate
1,223	Kennedy-Wilson Holdings, Inc.	23,971	2.97%
Retail - Department Stores
1,051	Sears Holdings Corporation *	7,767	0.96%
Retail - Eating Places
1,899	J. Alexander’s Holdings, Inc. *	21,554	2.67%
Retail - Family Clothing Stores
266	The Buckle, Inc.	4,522	0.56%
Retail - Miscellaneous Shopping Goods Stores
490	HSN, Inc.	16,243	2.01%
Services - Business Services, NEC
787	FTD Companies, Inc. *	13,631
408	MAXIMUS, Inc.	25,329
705	Sotheby’s Holdings, Inc. - Class A *	37,076
		76,036	9.40%

* Non-Income Producing Security. The accompanying notes are an integral part of these financial statements.

2017 Annual Report 6

Triad Small Cap Value Fund
		Schedule of Investments
			May 31, 2017
Shares		Fair Value	% of Net Assets

COMMON STOCKS

Services - Computer Processing & Data Preparation
538	CoreLogic, Inc. *	$23,295	2.88%
Services - Computer Programming Services
379	Syntel, Inc. *	6,625	0.82%
Services - Educational Services
33	Graham Holdings Company	19,760	2.44%
Services - Employment Agencies
710	Korn/Ferry International	22,798	2.82%
Title Insurance
2,610	Fidelity National Financial Ventures *	36,409	4.51%
Trucking (No Local)
490	Knight Transportation, Inc.	16,341	2.02%
Watches, Clocks, Clockwork Operated Devices/Parts
441	Fossil Group, Inc. *	4,750	0.59%
Wholesale - Hardware
3,182	Wesco Aircraft Holdings, Inc. *	30,706	3.80%
Total for Common Stocks (Cost $666,421)		685,437	84.81%
	Total Investment Securities	685,437	84.81%
	(Cost $666,421)
	Other Assets In Excess of Liabilities	122,743	15.19%
	Net Assets	$808,180	100.00%

* Non-Income Producing Security. The accompanying notes are an integral part of these financial statements.

2017 Annual Report 7

Triad Small Cap Value Fund

Statement of Assets and Liabilities
May 31, 2017

Assets:
Investment Securities at Fair Value	$685,437
(Cost $666,421)
Cash	28,083
Dividends Receivable	369
Receivable for Securities Sold	95,346
Total Assets	809,235
Liabilities:
Management Fees Payable	703
Service Fees Payable	352
Total Liabilities	1,055
Net Assets	$808,180

Net Assets Consist of:
Paid In Capital	$830,320
Accumulated Undistributed Realized Gain/(Loss) on Investments - Net	(41,156)
Unrealized Appreciation/(Depreciation) in Value of Investments
Based on Identified Cost - Net	19,016
Net Assets, for 88,128 Shares Outstanding	$808,180
(Unlimited shares authorized)
Net Asset Value and Offering Price Per Share
($808,180/88,128 shares)	$9.17
Redemption Price * ($9.17 x 0.98) (Note 2)	$8.99

Statement of Operations
For the fiscal year ended May 31, 2017

Investment Income:
Dividends (Net of foreign withholding taxes of $25)	$10,480
Interest	2
Total Investment Income	10,482
Expenses:
Management Fees (Note 4)	8,067
Service Fees (Note 4)	4,033
Total Expenses	12,100

Net Investment Income/(Loss)	(1,618)

Realized and Unrealized Gain/(Loss) on Investments
Realized Gain/(Loss) on Investments	(16,241)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	47,084
Net Realized and Unrealized Gain/(Loss) on Investments	30,843

Net Increase/(Decrease) in Net Assets from Operations	$29,225

* Reflects a 2% redemption fee if shares are redeemed within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

2017 Annual Report 8

Triad Small Cap Value Fund

Statements of Changes in Net Assets
	6/1/2016	6/29/2015*
	to	to
	5/31/2017	5/31/2016
From Operations:
Net Investment Income/(Loss)	$(1,618)	$(5,578)
Net Realized Gain/(Loss) on Investments	(16,241)	(18,454)
Change in Net Unrealized Appreciation/(Depreciation)	47,084	(28,068)
Increase/(Decrease) in Net Assets from Operations	29,225	(52,100)
From Distributions to Shareholders:
Net Investment Income	-	-
Net Realized Gain from Security Transactions	-	(3,916)
Change in Net Assets from Distributions	-	(3,916)
From Capital Share Transactions:
Proceeds From Sale of Shares	19,900	816,251
Proceeds From Redemption Fees (Note 2)	-	-
Shares Issued on Reinvestment of Dividends	-	3,916
Cost of Shares Redeemed	(5,096)	-
Net Increase/(Decrease) from Shareholder Activity	14,804	820,167
Net Increase/(Decrease) in Net Assets	44,029	764,151
Net Assets at Beginning of Period	764,151	-
Net Assets at End of Period (Including Accumulated Undistributed Net
Investment Income/(Loss) of $0 and ($3,064), respectively)	$808,180	$764,151

Share Transactions:
Issued	2,253	85,987
Reinvested	-	455
Redeemed	(567)	-
Net Increase/(Decrease) in Shares	1,686	86,442
Shares Outstanding Beginning of Period	86,442	-
Shares Outstanding End of Period	88,128	86,442

* Commencement of Operations. The accompanying notes are an integral part of these financial statements.

2017 Annual Report 9

Triad Small Cap Value Fund

Financial Highlights
Selected data for a share outstanding throughout the period:	6/1/2016	6/29/2015*
	to	to
	5/31/2017	5/31/2016
Net Asset Value -
Beginning of Period	$8.84	$10.00
Net Investment Income/(Loss) (a)	(0.02)	(0.08)
Net Gain/(Loss) on Securities (b)
(Realized and Unrealized)	0.35	(1.03)
Total from Investment Operations	0.33	(1.11)
Distributions (From Net Investment Income)	-	-
Distributions (From Realized Capital Gains)	-	(0.05)
Total Distributions	-	(0.05)
Proceeds from Redemption Fee (Note 2)	-	-
Net Asset Value -
End of Period	$9.17	$8.84
Total Return (c)	3.73%	(11.08)%	**
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$808	$764
Ratio of Expenses to Average Net Assets	1.50%	1.50%	***
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.20)%	(0.96)%	***
Portfolio Turnover Rate	53.38%	75.98%	**

* Commencement of Operations.
** Not Annualized.
*** Annualized.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.

The accompanying notes are an integral part of these financial statements.

2017 Annual Report 10

NOTES TO THE FINANCIAL STATEMENTS
TRIAD SMALL CAP VALUE FUND
May 31, 2017

1.) ORGANIZATION
Triad Small Cap Value Fund (the “Fund”) was organized as a diversified series of the PFS Funds (the “Trust”) on June 18, 2015 and commenced operations on June 29, 2015. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, as amended on January 20, 2011. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of May 31, 2017, there were eight series authorized by the Trust. The Fund’s primary objective is to seek long-term capital appreciation. The investment adviser to the Fund is Triad Investment Management, LLC (the “Adviser”).

2.) SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States (“GAAP”). The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION
All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION
The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share are equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During the fiscal year ended May 31, 2017, proceeds from redemption fees were $0.

FEDERAL INCOME TAXES
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended May 31, 2017, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

2017 Annual Report 11

Notes to the Financial Statements - continued

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund. For the fiscal year ended May 31, 2017, $4,682 of net investment loss was reclassified to paid in capital.

USE OF ESTIMATES
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

EXPENSES
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

OTHER
The Fund records security transactions based on the trade date for financial statement reporting purposes. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

2017 Annual Report 12

Notes to the Financial Statements - continued

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of May 31, 2017:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$685,437	$0	$0	$685,437
Total	$685,437	$0	$0	$685,437

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the fiscal year ended May 31, 2017. There were no transfers into or out of the levels during the fiscal year ended May 31, 2017. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

The Fund did not invest in derivative instruments during the fiscal year ended May 31, 2017.

4.) INVESTMENT ADVISORY AGREEMENT AND SERVICES AGREEMENT
The Fund entered into an Investment Management Agreement with Triad Investment Management, LLC as the investment adviser of the Fund. Under the terms of the Investment Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Trustees. The Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all of its Officers and employees that serve as Officers and Trustees of the Trust. For its services, the Adviser receives a fee of 1.00% of the average daily net assets of the Fund.

Under the Services Agreement, the Adviser receives an additional fee of 0.50% of the average daily net assets of the Fund, and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses.

2017 Annual Report 13

Notes to the Financial Statements - continued

For the fiscal year ended May 31, 2017, the Adviser earned management fees totaling $8,067 and service fees totaling $4,033. As a result of the management fees and services fees, as of May 31, 2017, the Fund owed the Adviser $703 and $352, respectively.

5.) RELATED PARTY TRANSACTIONS
Jeffrey R. Provence of Premier Fund Solutions, Inc. (the “Administrator”) also serves as a trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator by the Adviser.

The Trustees who are not interested persons of the Trust were each paid $1,000, for a total of $3,000, in Trustees’ fees for the fiscal year ended May 31, 2017, with respect to the Fund.

6.) PURCHASES AND SALES OF SECURITIES
For the fiscal year ended May 31, 2017, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $412,470 and $495,296, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. As of May 31, 2017, The Smith Trust, beneficially held, in aggregate, 57.07% of the Fund and therefore may be deemed to control the Fund.

8.) TAX MATTERS
For Federal income tax purposes, the cost of investments owned at May 31, 2017 was $699,620. At May 31, 2017, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation/(Depreciation)
$96,736	($110,919)	($14,183)

The tax character of distributions was as follows:

	Fiscal Year Ended	June 29, 2015 to
	May 31, 2017	May 31, 2016
Ordinary Income .	$ 0	$ 3,916
Long–Term Capital Gain	0	0
	$ 0	$ 3,916

As of May 31, 2017, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Accumulated net realized losses	$(7,957)
Unrealized appreciation/(depreciation)	(14,183)
$(22,140)

As of May 31, 2017, these differences were primarily due to the deferral of wash sale losses and post–October losses. Post–October loss deferrals totaled $33,177.

9.) LOSS CARRYFORWARDS
At May 31, 2017, the Fund had available for federal tax purposes an unused capital loss carryforward of $7,957, of which $341 is short-term with no expiration and $7,616 is long-term with no expiration.

10.) SUBSEQUENT EVENTS
The Board of Trustees of the Trust has approved a Plan of Liquidation (the “Plan”) relating to the Fund on June 1, 2017. The Fund’s investment adviser had recommended to the Board to approve the Plan based on its representations of its inability to market the Fund and the Adviser’s indication that it does not desire to continue to support the Fund. As a result, the Board concluded that it is in

2017 Annual Report 14

Notes to the Financial Statements - continued

the best interest of the shareholders to liquidate the Fund. The Fund liquidated on June 23, 2017. Any remaining shareholders on the date of liquidation received a distribution of their remaining investment value in full liquidation of the Fund.

2017 Annual Report 15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Triad Small Cap Value Fund and
Board of Trustees of PFS Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Triad Small Cap Value Fund (the “Fund”), a series of PFS Funds, as of May 31, 2017, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Triad Small Cap Value Fund as of May 31, 2017, the results of its operations, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed within Note 10 to the financial statements, on June 1, 2017, the Board of Trustees approved the liquidation of Triad Small Cap Value Fund.

COHEN & COMPANY, LTD.
Cleveland, Ohio
July 19, 2017

2017 Annual Report 16

Trustees and Officers
(Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-888-501-1036. Each Trustee serves until the Trustee sooner dies, resigns, retires, or is removed.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Number of
			Principal	Portfolios In	Other
Name,	Position(s)	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Ross C. Provence,	President	Indefinite Term;	General Partner and Portfolio	N/A	N/A
Year of Birth: 1938		Since 2000	Manager for Value Trend Capital
Management, LP (1995 to current).
Estate planning attorney (1963 to
current).

Jeffrey R. Provence(2),	Trustee,	Indefinite Term;	CEO, Premier Fund Solutions, Inc.	8	Blue Chip
Year of Birth: 1969	Secretary	Since 2000	(2001 to current). General Partner		Investor Funds
	and		and Portfolio Manager for Value
	Treasurer		Trend Capital Management, LP
(1995 to current).

Julian G. Winters,	Chief	Chief	Managing Member, Watermark	N/A	N/A
Year of Birth: 1968	Compliance	Compliance	Solutions LLC (investment compli-
	Officer	Officer Since	ance and consulting) since March
		2010	2007.

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.
(2) Jeffrey R. Provence is considered an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940 by
virtue of his position with the Trust.

Independent Trustees

Number of
			Principal	Portfolios In	Other
Name,	Position	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Thomas H. Addis III,	Independent	Indefinite Term;	Executive Director/CEO, Southern	8	None
Year of Birth: 1945	Trustee	Since 2000	California PGA (2006 to current).

Allen C. Brown,	Independent	Indefinite Term;	Co-owner of Stebleton & Brown	8	Blue Chip
Year of Birth: 1943	Trustee	Since 2010	(1994 to Current). Estate planning		Investor Funds
and business attorney (1970 to cur-
rent).

George Cossolias, CPA,	Independent	Indefinite Term;	Partner of CWDL, CPAs (February 1,	8	Blue Chip
Year of Birth: 1935	Trustee	Since 2000	2014 to current). Owner of George		Investor Funds
Cossolias & Company, CPAs (1972
to January 31, 2014). President of
Lubrication Specialists, Inc. (1996 to
current).

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

2017 Annual Report 17

Investment Adviser
Triad Investment Management, LLC

Legal Counsel
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM

Custodian
US Bank, N.A.

Distributor
Rafferty Capital Markets, LLC

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.

This report is provided for the general information of the shareholders of the Triad Small
Cap Value Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Triad Small Cap Value Fund
 www.triadmutualfunds.com
1-888-501-1036

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 5/31/17	FYE 5/31/16
Audit Fees	$13,250	$13,250
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$750	$0

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 5/31/17	FYE 5/31/16
Registrant	$3,250	$2,500
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 7/21/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 7/21/17

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 7/21/17